UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2013

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4620, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 652-0582

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

          On September 6, 2013, Oil States International, Inc. (the “Company”) completed the sale (the “Disposition”) of its tubular services subsidiary, Sooner, Inc. (“Sooner”), to Marubeni-Itochu Tubulars America Inc. (“MITA”) pursuant to a Stock Purchase Agreement (the “Agreement”) by and among MITA, Sooner and the Company dated September 5, 2013. The total consideration paid to the Company by MITA for the stock of Sooner was $600.0 million cash. The purchase price is subject to customary post-closing adjustments including a net working capital adjustment.

          A copy of the Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

          On September 6, 2013, the Company issued a press release announcing the completion of the Disposition and an increase in the Board-authorized Company stock repurchase program from $200.0 million to $500.0 million. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Other Exhibits.

     (b) Pro Forma Financial Information

          Unaudited pro forma financial information of the Company to give effect to the Disposition is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013;

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the Six Months Ended June 30, 2013 and Six Months ended June 30, 2012; and

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the Years Ended December 31, 2012, December 31, 2011 and December 31, 2010.

     (d) Exhibits

Exhibit No.	Description
2.1*	Stock Purchase Agreement by and among Marubeni-Itochu Tubulars America Inc., Sooner, Inc. and Oil States International, Inc. dated September 5, 2013.

99.1	Press release issued September 6, 2013.

99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements of Oil States International, Inc. as of June 30, 2013 and for the Six Months ended June 30, 2013 and June 30, 2012 and the years ended December 31, 2012, December 31, 2011 and December 31, 2010.

*

The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc. (Registrant)

September 6, 2013 (Date)	/s/ ROBERT W. HAMPTON Robert W. Hampton Senior Vice President, Accounting and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Stock Purchase Agreement by and among Marubeni-Itochu Tubulars America Inc., Sooner, Inc. and Oil States International, Inc. dated September 5, 2013.

99.1	Press release issued September 6, 2103.

99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements of Oil States International, Inc. as of June 30, 2013 and for the Six Months ended June 30, 2013 and June 30, 2012 and the years ended December 31, 2012, December 31, 2011 and December 31, 2010.

*

The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.